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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):     October 31, 2003
                                                    -------------------------


                             Corrpro Companies, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                    1-12282                    34-1422570
-------------------          ---------                  ------------
(State or other             (Commission               (I.R.S. Employer
 jurisdiction of            File Number)            Identification No.)
 incorporation)


    1090 Enterprise Drive, Medina, Ohio                              44256
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    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:       (330) 723-5082
                                                     -------------------------

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ITEM 9. REGULATION FD DISCLOSURE.
---------------------------------

         On October 31, 2003, the Company issued a press release announcing that it had entered into a non-binding letter of intent with an undisclosed investment firm with respect to the recapitalization and refinancing of the Company and that it is negotiating with its existing lenders for an extension of certain forbearance agreements. A copy of this news release is furnished with this Current Report on Form 8-K as Exhibit 99.1.


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CORRPRO COMPANIES, INC.

Date:  November 4, 2003                  By:   /s/ Robert M. Mayer
                                               ------------------------------
                                               Robert M. Mayer
                                               Senior Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description of Exhibit
-------           ----------------------

99.1              Press release issued by Corrpro Companies, Inc., dated
                  October 31, 2003.